TCW Funds, Inc.

TCW Total Return Bond Fund – Class I, Class N, and Plan Class

Supplement dated September 14, 2020 to the

Prospectus dated February 28, 2020, as supplemented (the “Prospectus”)

Effective immediately, Elizabeth Crawford will be added as a portfolio manager to the TCW Total Return Bond Fund. Therefore, effective immediately, the disclosure under the heading “TCW Total Return Bond Fund — Portfolio Managers” on page 53 of the Prospectus is deleted in its entirety and replaced with the following:

The portfolio managers for the Fund are:

Name	Experience with the Fund	Primary Title with Investment Advisor
Harrison Choi	3 years	Managing Director
Elizabeth Crawford	Since September 2020	Senior Vice President
Mitch Flack	10 years	Managing Director
Tad Rivelle	10 years	Group Managing Director and Chief Investment Office – Fixed Income

In addition, effective immediately, the disclosure relating to the TCW Total Return Bond Fund under the heading “Management of the Funds – Portfolio Managers” on page 99 of the Prospectus is deleted in its entirety and replaced with the following:

TCW Total Return Bond Fund
Harrison Choi	Managing Director, the Advisor and TCW LLC.

Elizabeth Crawford	Senior Vice President, the Advisor and TCW LLC.

Mitch Flack	Managing Director, the Advisor, TCW LLC and Metropolitan West Asset Management, LLC.

Tad Rivelle	See above.

Please retain this Supplement with your Prospectus for future reference.